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                                                                    EXHIBIT 99.1



                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                             Chief Executive Officer

         The undersigned, as the chief executive officer of Allied Healthcare Products, Inc. (the "Company") does hereby certify for purposes of 18 U.S.C. ss.1350 that (i) the Company's Annual Report on Form 10-K for the Company's fiscal year ending June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the
           Securities Exchange Act of 1934 and (ii) information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



                                 s/    Earl R. Refsland
                                 -----------------------------------------------
                                       Earl R. Refsland, Chief Executive Officer



September 30, 2002


















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